Exhibit 10.2

AMENDMENT NO. 2 TO SECURITY AGREEMENT AND WAIVER UNDER CREDIT AGREEMENT AND SECURITY AGREEMENT

This Amendment No. 2 (this “Amendment No. 2”) is dated as of March 6, 2012, and amends that certain Security Agreement, dated as of December 3, 2010 (the “Security Agreement”), by and among On Assignment, Inc. (the “Borrower”), the direct and indirect subsidiaries of the Borrower named therein, and Bank of America, N.A., as administrative agent (the “Administrative Agent”) for itself and the other Secured Parties (as defined therein), Capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Security Agreement or, if not defined therein, the Credit Agreement referred to below.

WHEREAS, the Security Agreement was entered into pursuant to and in connection with that certain Credit Agreement, dated as of December 3, 2010 among the Borrower, the Administrative Agent and the Lenders named (and as defined) therein (as previously amended, the “Credit Agreement”);

WHEREAS, the Borrower has requested an amendment to the Security Agreement, and certain waivers under the Credit Agreement and the Security Agreement, and the Administrative Agent and the Lenders are willing to agree to the requested amendment and consent to the requested waivers subject to the terms and conditions contained herein;

WHEREAS, the Security Agreement may only be amended and the waivers granted hereby may only be waived by a writing signed by the Required Lenders and acknowledged by the Administrative Agent; and

WHEREAS, the undersigned Lenders constitute the Required Lenders;

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendment of Section 9 of Security Agreement Regarding Government Accounts.   Clause (i) of Section 9 of the Security Agreement is hereby amended and restated in its entirety to read as follows:

“(i)                   in the event that, at any time, the Grantors (x) have accounts (“Government Accounts”) owing from account debtors that are agencies, departments or instrumentalities of the United States or any state thereof (“Government Debtors”), and (y) the aggregate amount owing to the Grantors under all Government Accounts is in excess of 10% (the “Threshold Amount”) of the aggregate amount owing to the Grantors by all account debtors of all the Grantors, then within 90 days thereafter the Grantors shall satisfy the requirements of the Assignment of Claims Act of 1940 and any similar state legislation with respect to sufficient Government Accounts so that the aggregate amount of Government Accounts owing from Government Debtors with respect to which the requirements for the Administrative Agent to have a perfected security interest does not exceed the Threshold Amount and the Grantors shall continue to so satisfy the Assignment of Claims Act of 1940 with respect to all Government Accounts of the Grantors until such time as the Borrower has delivered to the Administrative Agent a Compliance Certificate pursuant to Section 6.02(b) of the Credit Agreement certifying that the amount of Government Accounts no longer exceeds the Threshold Amount; provided, however, that if the amount of Government Accounts exceeds the Threshold Amount at any time during the continuance of an Event of Default, then upon the written request from the Administrative Agent during such Event of Default, the Grantors shall, within 45 days thereafter, satisfy the requirements of the Assignment of Claims Act and any similar state legislation with respect to all Government Accounts so that the Administrative Agent shall have a perfected security interest in all Government Accounts, and the Grantors shall continue to so satisfy the Assignment of Claims Act of 1940 and such state legislation until such time as the Event of Default has been cured or waived.”

2. Waiver.

a. Clause (i) of Section 9 of the Security Agreement as in effect prior to the date hereof defined the Threshold Amount set forth above to be 5%.  The amount of Government Accounts as of December 31, 2011 was in excess of 5% but below 10%,  and you have requested that the Administrative Agent and the Lenders waive the restrictions contained in such clause for such period provided that the total amount of Government Receivables did not exceed the Threshold Amount as revised pursuant to this Amendment No. 2.

b. Section 6.12 of the Credit Agreement requires that, upon the acquisition of a new Subsidiary by any Loan Party, the Borrower shall deliver certain documents to the Administrative Agent and take certain other actions within certain specified periods, and that, with respect to the acquisition of Healthcare Partners, Inc., a Georgia corporation (“HCP”) in July 2011, such deliveries were made and such actions were taken after the times required.

c. The undersigned, constituting the Required Lenders, hereby waive (A) the provisions of clause (i) of Section 9 of the Security Agreement to the extent necessary to accommodate the request set forth in Section 2(a), and (B) the breach of Section 6.12 of the Credit Agreement with respect to the acquisition of HCP, it being expressly agreed that no other waiver, modification or consent is hereby granted.  It is further acknowledged and agreed that this waiver is a one-time waiver only, and does not constitute a waiver of (i) any other breach of the Security Agreement, the Credit Agreement or any other Loan Document, whether existing prior to, on or arising after the date of this waiver, including without limitation, any breach arising after such date on the same type or nature, or (ii) any of the rights and remedies of the Administrative Agent and the Lenders with respect to such other or subsequent breaches.

3.Effect of Amendment; Counterparts.  Except as expressly modified and amended in this Amendment No. 2, all of the terms and conditions of the Security Agreement shall remain in full force and effect, and the obligations of the Borrower and each other Grantor hereunder and under the Security Agreement, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect.  This Amendment may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

 [Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to be executed by their duly authorized officers as of the day and year first above written.

ON ASSIGNMENT, INC.

By:   /s/ Peter T. Dameris
Name: Peter T. Dameris
Title:   President

ASSIGNMENT READY, INC.
ON ASSIGNMENT STAFFING SERVICES, INC.

By:   /s/ Christina Gibson
Name: Christina Gibson
Title:   President

HEALTHCARE PARTNERS, INC.

By:   /s/ Christina Gibson
Name: Christina Gibson
Title:   Treasurer

VISTA STAFFING INTERNATIONAL, INC.
VSS HOLDING, INC.
VISTA STAFFING SOLUTIONS, INC.
VISTA PHYSICIAN SEARCH AND CONSULTING, INC.

By:   /s/ James L. Brill
Name: James L. Brill
Title:   Assistant Treasurer

[Counterpart signature page to
Amendment No. 2 to
Security Agreement
On Assignment, Inc.]

OXFORD GLOBAL RESOURCES, INC.

By:/s/Michael McGowan
Name: Michael McGowan
Title:   President

Agreed and Consented to:

BANK OF AMERICA, N.A., as
Administrative Agent

By:  /s/ Angela Larkin
      Name: Angela Larkin
      Title: Assistant Vice President

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By: /s/ Jean S. Manthorne
      Name: Jean S. Manthorne
      Title: Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ Jamie Chen
      Name:  Jamie Chen
      Title:  Vice President

[Counterpart signature page to
Amendment No. 2 to
Security Agreement
On Assignment, Inc.]

UNION BANK, N.A.

By:  /s/ David J. Stassel
      Name:  David J. Stassel
      Title:  Vice President

COMPASS BANK

By:  /s/ Ronald S. Montgomery
      Name:  Ronald S. Montgomery
      Title:  Senior Vice President

EAST WEST BANK

By: /s/ Bill Nietschmann
      Name:  Bill Nietschmann
      Title:  Senior Vice President

BANK OF MONTREAL

By:  /s/ Isabella Battista
      Name:  Isabella Battista
      Title:  Vice President

MANUFACTURERS BANK

By:  /s/ Maureen Kelly
      Name:  Maureen Kelly
      Title:  Vice President

[Counterpart signature page to
Amendment No. 2 to
Security Agreement
On Assignment, Inc.]